Exhibit 10.1

Execution Copy

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of the 19th day of August, 2024, is by and among PLAINS ALL AMERICAN PIPELINE, L.P. (the “Company”), PLAINS MIDSTREAM CANADA ULC, a British Columbia unlimited liability company (“PMCULC”, and, together with the Company, the “Borrowers” and each individually, a “Borrower”), BANK OF AMERICA, N.A., as Administrative Agent, and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, Administrative Agent and the L/C Issuers and Lenders party thereto entered into that certain Credit Agreement dated as of August 20, 2021 (as amended by the First Amendment to Credit Agreement dated as of August 22, 2022, the “Original Agreement”) for the purposes and consideration therein expressed; and

WHEREAS, the Borrowers, Administrative Agent, and the Lenders party hereto desire to amend the Original Agreement to, among other things (i) extend the Existing Maturity Date and (ii) adopt CORRA as the benchmark rate for Canadian Dollar Credit Extensions and remove the bankers’ acceptance facility under the Original Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I. — Definitions and References

§ 1.1.         Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment.

§ 1.2.         Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.

“Amendment” means this Second Amendment to Credit Agreement.

“Amendment Effective Date” has the meaning specified in § 3.1 of this Amendment.

“Credit Agreement” means the Original Agreement as amended hereby.

ARTICLE II. — Amendments

§ 2.1.         Credit Agreement. The Original Agreement (other than the signature pages, Annexes, Exhibits, Schedules thereto and the heading on the cover page thereto) is hereby amended (a) to delete the red or green stricken text (indicated textually in the same manner as the following examples: ~~stricken text~~ and ~~stricken text~~) and (b) to add the blue or green double-underlined text (indicated textually in the same manner as the following examples: double-underlined text and double-underlined text), in each case, as set forth in the marked pages of the Credit Agreement attached as Annex A hereto.

§ 2.2.         Committed Loan Notice. Exhibit A to the Original Agreement is hereby amended in its entirety to read as set forth on Exhibit A attached hereto, which shall be deemed to be attached as Exhibit A to the Credit Agreement.

§ 2.3.         Swing Line Loan Notice. Exhibit B to the Original Agreement is hereby amended in its entirety to read as set forth on Exhibit B attached hereto, which shall be deemed to be attached as Exhibit B to the Credit Agreement.

§ 2.4.         Extension of Maturity Date. With respect to the Company’s request pursuant to Section 2.14 of the Credit Agreement to extend the Maturity Date applicable to each Lender for one additional year from the Existing Maturity Date (the “Extension”), Administrative Agent has notified the Company of the Extending Lenders and Non-Extending Lenders with respect thereto as set forth on Schedule A attached hereto. Subject to the satisfaction of the conditions precedent set forth in Article III:

(a)              Effective as of the Amendment Effective Date (i) the Maturity Date with respect to each such Extending Lender is August 17, 2029, (ii) the Existing Maturity Date of August 20, 2027 shall remain in effect with respect to each such Non-Extending Lender and (iii) Schedule 2.01 to the Original Agreement is hereby amended in its entirety to read as set forth on Schedule 2.01 attached hereto, which shall be deemed to be attached as Schedule 2.01 to the Credit Agreement; and

(b)              the parties hereto agree that with respect to the Extension, the certification by the Company required by Section 2.14(f) of the Credit Agreement is hereby satisfied by the Company’s execution and delivery of this Amendment.

ARTICLE III. — Conditions of Effectiveness

§ 3.1.         Amendment Effective Date. This Amendment shall become effective as of the date first written above (the “Amendment Effective Date”), upon the satisfaction of the following conditions precedent:

(a)              The Administrative Agent’s receipt of the following, each of which shall be originals, telecopies or other electronic copies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, if applicable, each dated the Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the Amendment Effective Date and in the case of financial statements, the date or period of such financial statements) and each in form and substance reasonably satisfactory to the Administrative Agent:

(i)              executed counterparts of this Amendment from each Borrower, Administrative Agent and Lenders, sufficient in number for distribution to the Administrative Agent, each Lender and each Borrower; and

(ii)             such other assurances, certificates, documents, consents or opinions as the Administrative Agent may reasonably require.

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(b)              Any fees due Administrative Agent or any Lender, including any arrangement fees, agency fees and upfront fees, and any expenses incurred by Administrative Agent, in each case, as agreed in writing by the Company, required to be paid on or before the Amendment Effective Date shall have been paid.

(c)              The Company shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to the Amendment Effective Date.

For purposes of determining compliance with the conditions specified in this § 3.1, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto and the Administrative Agent hereby agrees to promptly provide the Company with a copy of any such notice received by the Administrative Agent.

ARTICLE IV. — Representations and Warranties

§ 4.1.         Representations and Warranties of the Company. In order to induce Administrative Agent, L/C Issuers and Lenders to enter into this Amendment, the Company represents and warrants to Administrative Agent, L/C Issuers and each Lender that:

(a)              The representations and warranties of (i) the Company contained in Article V of the Credit Agreement and (ii) each Loan Party in any other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(b)              No Default has occurred and is continuing as of the Amendment Effective Date or would immediately result from the effectiveness hereof.

ARTICLE V. — Miscellaneous

§ 5.1.         Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects by each Borrower. Any reference to the Original Agreement in any Loan Document shall be deemed to refer to the Credit Agreement. Upon and after the effectiveness hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent, any L/C Issuer or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

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§ 5.2.         Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

§ 5.3.         GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

§ 5.4.         Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

§ 5.5.         ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

PLAINS ALL AMERICAN PIPELINE, L.P. as a Borrower

By:	PAA GP LLC, its general partner

By:	PLAINS AAP, L.P., its sole member

By:	PLAINS ALL AMERICAN GP LLC,
its general partner

By:	/s/ Sharon S. Spurlin
Sharon S. Spurlin
Senior Vice President and Treasurer

PLAINS MIDSTREAM CANADA ULC, as a Borrower

By:	/s/ Sharon S. Spurlin
Sharon S. Spurlin
Senior Vice President and Treasurer

S-1	PAA 2nd Amendment

bank of america, n.a., as Administrative Agent

By:	/s/ Melanie Brichant
Name:	Melanie Brichant
Title:	AVP

bank of america, N.A., as a Lender, an L/C Issuer and Swing Line Lender

By:	/s/ Megan Baqui
Name:	Megan Baqui
Title:	Director

S-2	PAA 2nd Amendment

CITIBANK, n.A., as a Lender and an L/C Issuer

By:	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

S-3	PAA 2nd Amendment

JPMORGAN CHASE BANK, N.A., as a Lender and an L/C Issuer

By:	/s/ Kyle Gruen
Name:	Kyle Gruen
Title:	Authorized Officer

S-4	PAA 2nd Amendment

wells fargo bank, national association, as a Lender and an L/C Issuer

By:	/s/ Nathan Starr
Name:	Nathan Starr
Title:	Managing Director

S-5	PAA 2nd Amendment

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Lender

By:	/s/ Cara Younger
Name:	Cara Younger
Title:	Managing Director

By:	/s/ Armen Semizian
Name:	Armen Semizian
Title:	Managing Director

S-6	PAA 2nd Amendment

BANK OF MONTREAL, as a Lender

By:	/s/ Jason Lang
Name:	Jason Lang
Title:	Managing Director

S-7	PAA 2nd Amendment

BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Joe Lattanzi
Name:	Joe Lattanzi
Title:	Managing Director

S-8	PAA 2nd Amendment

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

S-9	PAA 2nd Amendment

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Scott W. Danvers
Name:	Scott W. Danvers
Title:	Authorized Signatory

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

S-10	PAA 2nd Amendment

COBANK ACB, as a Lender

By:	/s/ Connor Schrotel
Name:	Connor Schrotel
Title:	Executive Director

S-11	PAA 2nd Amendment

ING CAPITAL LLC, as a Lender

By:	/s/ Paul Mandeville
Name:	Paul Mandeville
Title:	Director

By:	/s/ Anthony Rivera
Name:	Anthony Rivera
Title:	Director

S-12	PAA 2nd Amendment

MIZUHO BANK, LTD., as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Managing Director

S-13	PAA 2nd Amendment

MUFG BANK, LTD., as a Lender

By:	/s/ Christopher Facenda
Name:	Christopher Facenda
Title:	Authorized Signatory

S-14	PAA 2nd Amendment

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Danielle Bernicky
Name:	Danielle Bernicky
Title:	Officer

S-15	PAA 2nd Amendment

REGIONS BANK, as a Lender

By:	/s/ David Valentine
Name:	David Valentine
Title:	Managing Director

S-16	PAA 2nd Amendment

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Sue Carol Sedillo
Name:	Sue Carol Sedillo
Title:	Authorized Signatory

S-17	PAA 2nd Amendment

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Alkesh Nanavaty
Name:	Alkesh Nanavaty
Title:	Executive Director

S-18	PAA 2nd Amendment

The TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Jonathan Schwartz
Name:	Jonathan Schwartz
Title:	Authorized Signatory

S-19	PAA 2nd Amendment

TRUIST BANK, as a Lender

By:	/s/ Lincoln LaCour
Name:	Lincoln LaCour
Title:	Director

S-20	PAA 2nd Amendment

U.s. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Beth Johnson
Name:	Beth Johnson
Title:	Senior Vice President

S-21	PAA 2nd Amendment

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK, as a Lender

By:	/s/ Cameron Burns
Name:	Cameron Burns
Title:	Vice President

S-22	PAA 2nd Amendment

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

S-23	PAA 2nd Amendment

EXHIBIT A

FORM OF COMMITTED LOAN NOTICE

Date: ___________, _____

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of August 20, 2021 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Plains All American Pipeline, L.P., a Delaware limited partnership (the “Company”), Plains Midstream Canada ULC, a British Columbia unlimited liability company (“PMCULC”), each Subsidiary of the Company from time to time and during the time it is a party thereto (each such Subsidiary and, together with the Company and PMCULC, the “Borrowers”, and each, a “Borrower”), Bank of America, N.A., as Administrative Agent and Swing Line Lender, Bank of America, N.A., Citibank, N.A., JPMorgan Chase Bank, N.A., and Wells Fargo Bank, National Association, as L/C Issuers, and the Lenders from time to time party thereto.

The undersigned hereby requests (select one):

☐ A Borrowing of Committed Loans

☐ A conversion or continuation of Committed Loans

1.	On (a Business Day).

2.	In the principal amount of [$/C$]___________].

3.	Comprised of [Base Rate Loans] [Term SOFR/Canadian Term Rate Loans].

4.	For Term SOFR Loans: with an Interest Period of [one] [three] [six] [_____] month[s].

For Canadian Term Rate Loans: with an Interest Period of [one] [three] month[s].

[5.            If a conversion or continuation of Committed Loans, the existing Borrowing(s) of Committed Loans to be converted or continued:

Principal amount of [$/C$] ____________ of [Term SOFR/Canadian Term Rate] Loans with an Interest Period ending _________.

Principal amount of [$/C$] ____________ of Base Rate Loans.]

The Committed Borrowing, if any, requested herein complies with the proviso to the first sentence of Section 2.01 of the Agreement.

[BORROWER]

By:
Name:
Title:

EXHIBIT B

FORM OF swing line loan NOTICE

Date: ___________, _____

To:	Bank of America, N.A., as Swing Line Lender Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of August 20, 2021 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”; the terms defined therein being used herein as therein defined), among Plains All American Pipeline, L.P., a Delaware limited partnership (the “Company”), Plains Midstream Canada ULC, a British Columbia unlimited liability company (“PMCULC”), each Subsidiary of the Company from time to time and during the time it is a party thereto (each such Subsidiary and, together with the Company, the “Borrowers”, and each, a “Borrower”), Bank of America, N.A., as Administrative Agent and Swing Line Lender, Bank of America, N.A., Citibank, N.A., JPMorgan Chase Bank, N.A., and Wells Fargo Bank, National Association, as L/C Issuers, and the Lenders from time to time party thereto.

The undersigned hereby requests a Swing Line Loan:

1.       On                                                                  (a Business Day).

2.       In the principal amount of [$/C$]                .

3.       Comprised of [Base Rate/Term SOFR] [Canadian Prime Rate/Canadian Swing Line Rate] Loans.

The Swing Line Borrowing requested herein complies with the requirements of the provisos to the first sentence of Section 2.04(a) of the Agreement.

[BORROWER]

By:
Name:
Title:

SCHEDULE 2.01

COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage	Maturity Date
Bank of America, N.A.	$64,000,000.00	4.7407407407%	August 17, 2029
Citibank, N.A.	$64,000,000.00	4.7407407407%	August 17, 2029
JPMorgan Chase Bank, N.A.	$64,000,000.00	4.7407407407%	August 17, 2029
Wells Fargo Bank, National Association	$64,000,000.00	4.7407407407%	August 17, 2029
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$64,000,000.00	4.7407407407%	August 20, 2027
Bank of Montreal	$64,000,000.00	4.7407407407%	August 17, 2029
Bank of Nova Scotia, Houston Branch	$64,000,000.00	4.7407407407%	August 17, 2029
Barclays Bank PLC	$64,000,000.00	4.7407407407%	August 17, 2029
Canadian Imperial Bank of Commerce, New York Branch	$64,000,000.00	4.7407407407%	August 17, 2029
CoBank, ACB**	$64,000,000.00	4.7407407407%	August 17, 2029
ING Capital LLC	$64,000,000.00	4.7407407407%	August 17, 2029
Mizuho Bank, Ltd.	$64,000,000.00	4.7407407407%	August 17, 2029
MUFG Bank, Ltd.	$64,000,000.00	4.7407407407%	August 17, 2029
PNC Bank, National Association	$64,000,000.00	4.7407407407%	August 17, 2029
Regions Bank	$64,000,000.00	4.7407407407%	August 17, 2029
Royal Bank of Canada	$64,000,000.00	4.7407407407%	August 17, 2029
Sumitomo Mitsui Banking Corporation	$64,000,000.00	4.7407407407%	August 17, 2029
The Toronto-Dominion Bank, New York Branch	$64,000,000.00	4.7407407407%	August 17, 2029
Truist Bank	$64,000,000.00	4.7407407407%	August 17, 2029
U.S. Bank National Association	$64,000,000.00	4.7407407407%	August 17, 2029
Zions Bancorporation, N.A. DBA Amegy Bank	$35,000,000.00	2.5925925926%	August 17, 2029
Morgan Stanley Bank, N.A.	$35,000,000.00	2.5925925926%	August 17, 2029
TOTAL	$1,350,000,000.00	100.0000000000%

*Rounded to ten decimal places

**Unlicensed Term CORRA Lender

SCHEDULE A

PAA EXTENDING AND NON-EXTENDING LENDERS

EXTENDING LENDERS:

Bank of America, N.A.
Citibank, N.A.
JPMorgan Chase Bank, N.A.
Wells Fargo Bank, National Association
Bank of Montreal
Bank of Nova Scotia, Houston Branch
Barclays Bank PLC
Canadian Imperial Bank of Commerce, New York Branch
CoBank ACB
ING Capital LLC
Mizuho Bank, Ltd.
MUFG Bank, Ltd.
PNC Bank, National Association
Regions Bank
Royal Bank of Canada
Sumitomo Mitsui Banking Corporation
The Toronto-Dominion Bank, New York Branch
Truist Bank
U.S. Bank National Association
Zions Bancorporation, N.A. DBA Amegy Bank
Morgan Stanley Bank, N.A.

NON-EXTENDING LENDERS:

Banco Bilbao Vizcaya Argentaria, S.A. New York Branch